EXHIBIT 10.36

First Amendment, CONSENT and waiver TO
LOAN, SECURITY AND GUARANTY AGREEMENT

First Amendment, CONSENT and waiver TO LOAN, SECURITY AND GUARANTY AGREEMENT (this “Amendment”), dated as of December 19, 2024, to the Loan, Security and Guaranty Agreement, dated as of October 2, 2024 (the “Loan Agreement”), among SOLARIS ENERGY INFRASTRUCTURE, LLC, a Delaware limited liability company (“Infrastructure”), Solaris Oilfield Site Services Operating, LLC, a Texas limited liability company (“Site Services Operating”), Solaris Oilfield Early Property, LLC, a Texas limited liability company (“Early Property”), Solaris Oilfield SiTe Services Personnel LLC, a Delaware limited liability company (“Site Services Personnel”), Solaris Logistics, LLC, a Delaware limited liability company (“Logistics”), Solaris Oilfield Technologies, LLC, a Delaware limited liability company (“Technologies”), Solaris Transportation, LLC, a Delaware limited liability company (“Transportation”), Mobile Energy Rentals LLC, a Texas limited liability company (“Mobile”, and together with Infrastructure, Site Services Operating, Early Property, Site Services Personnel, Logistics, Technologies, and Transportation, “Borrowers”), SOLARIS ENERGY INFRASTRUCTURE, INC., a Delaware corporation (“Parent”), and certain of Parent’s Subsidiaries, as Guarantors (Guarantors and Borrowers together, “Obligors”), the financial institutions party thereto from time to time as Lenders, and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (in such capacity, “Agent”).

WHEREAS, Parent issued additional Equity Interests pursuant to a follow on offering on or about December 10, 2024, the net cash proceeds of which will be contributed to Infrastructure (the “Equity Issuance”).

WHEREAS, in anticipation of the Equity Issuance, Parent, Obligors, Term Loan Collateral Agent, and Required Lenders (as defined therein) entered into that certain First Amendment to Agreement dated as of December 9, 2024 (the “Term Loan Amendment”).

WHEREAS, prior to the date of this Amendment, Events of Default occurred pursuant to (a) Section 11.1(g)(ii) of the Loan Agreement as a result of an Event of Default (as defined in the Term Loan Agreement) occurring under the Term Loan Agreement, (b) Section 10.1.2(a) of the Loan Agreement as a result of Obligors’ failure to timely notify Agent thereof, and (c) Section 11.1(c) of the Loan Agreement as a result of incorrectly calculating and certifying the Fixed Charge Coverage Ratio in the Compliance Certificate dated November 14, 2024 (the “November 14 Compliance Certificate”) (clauses (a), (b), and (c) collectively, the “Specified Defaults”).

WHEREAS, Obligors have requested that Agent and Lenders (a) make certain amendments to the Loan Agreement, (b) consent to depositing certain proceeds of the Equity Issuance in the Restricted Account in an amount up to $65,000,000, which deposit would otherwise be prohibited by Section 8.5.1 of the Loan Agreement (the “Specified Deposit”), and (c) waive the Specified Defaults.

WHEREAS, Agent and Lenders are willing to amend the Loan Agreement and grant such consent and waiver on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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1.Definitions. All terms used herein that are defined in the Loan Agreement and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.
2.Amendments.  Effective as of the Amendment Effective Date (as defined below) the Loan Agreement shall be amended as follows:
(a)The definition of “Fixed Charge Coverage Ratio” set forth in Section 1.1 of the Loan Agreement is hereby restated in its entirety to read as follows:

“Fixed Charge Coverage Ratio: the ratio, determined on a consolidated basis for Parent and Subsidiaries for the most recent four Fiscal Quarters, of (a) EBITDA minus Capital Expenditures (except those financed with (i) Borrowed Money other than Loans or (ii) the Net Proceeds of an issuance of Equity Interests by, or an equity contribution to, Infrastructure) minus cash taxes (including Permitted Tax Distributions) paid, to (b) Fixed Charges.”

(b)Section 10.2.1(f) of the Loan Agreement is hereby amended to replace the reference therein to “$25,000,000” with “$100,000,000.”
(c)Section 10.2.12 of the Loan Agreement is hereby amended to replace the clause “an amount equal to the proceeds of equity contributions (other than Disqualified Equity Interests) made to Infrastructure that are used to fund such Capital Expenditures” with “an amount equal to the proceeds (other than proceeds of Disqualified Equity Interests) of equity contributions made to, or Equity Interests issued by, Infrastructure that are used to fund such Capital Expenditures.”
3.Limited Consent.  In reliance on the representations, warranties, covenants and agreements contained in this Amendment, effective as of the Amendment Effective Date (as defined below) Agent and Lenders consent under Section 8.5.1 of the Loan Agreement to the Specified Deposit to be made by Obligors within thirty (30) days after the date of this Amendment (such consent, the “Specified Consent”).  No provision hereof shall constitute a waiver of, or a consent to the departure from, any of the other terms and conditions of the Loan Agreement or any other Loan Document, except for the Specified Consent as expressly set forth herein.  The Specified Consent is a one-time limited consent to the Specified Deposit to be made by Obligors and shall not entitle Parent or Obligors to a consent or waiver in any other or similar circumstances.
4.Waiver.  In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the terms and conditions of this Section 4, effective as of the Amendment Effective Date (as defined below) Agent and Lenders hereby waive the Specified Defaults (such waiver, the “Specified Waiver”). The Specified Waiver is a one-time waiver limited to the Specified Defaults and shall not be construed to be a waiver of any other action or inaction of Parent or Obligors which constitutes a violation of any other provision of the Loan Agreement or any other Loan Document or of any other Default or Event of Default. Other than the Specified Waiver, Parent and Obligors agree that no course of dealing and no delay in exercising any right, power or remedy conferred on Agent in the Loan Agreement or in any other Loan Document or now or hereafter existing at law, in equity, by statute or otherwise shall operate as a waiver of or otherwise prejudice any such right, power or remedy.
5.Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the “Amendment Effective Date”):
(a)Execution. Agent shall have received this Amendment, duly executed by Parent, Obligors, Agent and Lenders.

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(b)Compliance Certificate. Agent shall have received a Compliance Certificate executed by a Financial Officer of Infrastructure that replaces the November 14 Compliance Certificate and correctly calculates the Fixed Charge Coverage Ratio as of September 30, 2024 pursuant to the Loan Agreement.
(c)Fees and Expenses. Obligors shall have paid all reasonable out of pocket fees and expenses of Agent and its counsel incurred on or prior to the Amendment Effective Date, including all reasonable invoiced fees of Haynes and Boone LLP.
(d)No Default; Event of Default. After giving effect to the Specified Waiver, no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.
6.Representations and Warranties. Parent and each Obligor hereby represents and warrants to Agent as follows:
(a)Representations and Warranties. After giving effect to this Amendment, the representations and warranties herein, in Section 9 of the Loan Agreement and in each other Loan Document are true and correct on the Amendment Effective Date as though made on and as of such date (except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case, such representation or warranty shall be true and correct on and as of such earlier date).
(b)No Default. After giving effect to the Specified Waiver, no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.
(c)Organization and Qualification. Parent, each Obligor and each Subsidiary of an Obligor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Parent, each Obligor and each Subsidiary of an Obligor is duly qualified, authorized to do business and in good standing as a foreign corporation or company in each jurisdiction where failure to be so qualified or in good standing could reasonably be expected to have a Material Adverse Effect.
(d)Authorization, Etc. Parent and each Obligor are duly authorized to execute, deliver and perform this Amendment. The execution, delivery and performance of this Amendment and the performance of the Loan Agreement, as modified hereby, have been duly authorized by all necessary action, and do not (i) require any consent or approval of any holders of Equity Interests of Parent or any Obligor, except those already obtained; (ii) contravene the Organic Documents of Parent or any Obligor; (iii) violate or cause a default under any Applicable Law or any material contract;  (iv) result in or require the imposition of any Lien (other than Permitted Liens) on Parent or any Obligor’s Property; or (v) require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect.
(e)Enforceability of Loan Documents. This Amendment is, and the Loan Agreement as modified hereby, is, a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, except as enforceability may be limited by equitable principles or by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

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7.Continued Effectiveness of the Loan Agreement and Other Loan Documents. Parent and each Obligor hereby (i) acknowledge and agree to this Amendment, (ii) confirm and agree that the Loan Agreement and each other Loan Document to which they are a party, in each case, as modified hereby, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (iii) confirm and agree that, to the extent that any such Loan Document purports to assign or pledge to Agent, or to grant to Agent, a security interest in or Lien on any Collateral as security for the Obligations of Obligors from time to time existing in respect of the Loan Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects and shall continue to secure the Obligations (including, without limitation, Parent and each Obligor’s grant of a security interest and Lien pursuant to Sections 7.1 and 7.5 of the Loan Agreement). Each Obligor hereby confirms and ratifies its guaranty of the Obligations. This Amendment does not and shall not affect any of the obligations of Parent or Obligors, other than as expressly provided herein, including Obligors’ obligations to repay the Loans in accordance with the terms of the Loan Agreement or the obligations of Parent or Obligors under any Loan Document to which they are a party, all of which obligations, as modified hereby, shall remain in full force and effect and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default, or any right, power or remedy of Agent under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document (except as expressly set forth herein).
8.No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Loan Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.
9.Further Assurances. Parent and Obligors shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under Applicable Law or as Agent may reasonably request, in order to effect the purposes of this Amendment.
10.Miscellaneous.
(a)Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(b)UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AMENDMENT, THE OTHER LOAN DOCUMENTS AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD SELECT THE LAWS OF A DIFFERENT STATE EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.
(c)Parent and each Obligor hereby acknowledge and agree that this Amendment constitutes a “Loan Document” under the Loan Agreement.
(d)Sections 14.6, 14.8, 14.15, and 14.16 of the Loan Agreement are incorporated herein by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS:

SOLARIS ENERGY INFRASTRUCTURE, LLC
By:	/s/ Kyle Ramachandran
	Name:	Kyle Ramachandran
	Title:	President and CFO

SOLARIS OILFIELD SITE SERVICES OPERATING, LLC
By:	/s/ Kyle Ramachandran
	Name:	Kyle Ramachandran
	Title:	President and CFO

SOLARIS OILFIELD EARLY PROPERTY, LLC
By:	/s/ Kyle Ramachandran
	Name:	Kyle Ramachandran
	Title:	President and CFO

SOLARIS OILFIELD SITE SERVICES PERSONNEL LLC
By:	/s/ Kyle Ramachandran
	Name:	Kyle Ramachandran
	Title:	President and CFO

Signature Page to

First Amendment, Consent and Waiver to Loan, Security and Guaranty Agreement

SOLARIS LOGISTICS, LLC
By:	/s/ Kyle Ramachandran
	Name:	Kyle Ramachandran
	Title:	President and CFO

SOLARIS OILFIELD TECHNOLOGIES, LLC
By:	/s/ Kyle Ramachandran
	Name:	Kyle Ramachandran
	Title:	President and CFO

SOLARIS TRANSPORTATION, LLC
By:	/s/ Kyle Ramachandran
	Name:	Kyle Ramachandran
	Title:	President and CFO

MOBILE ENERGY RENTALS LLC
By:	/s/ Kyle Ramachandran
	Name:	Kyle Ramachandran
	Title:	President and CFO

Signature Page to

First Amendment, Consent and Waiver to Loan, Security and Guaranty Agreement

Parent:

SOLARIS ENERGY INFRASTRUCTURE, INC.
By:	/s/ Kyle Ramachandran
	Name:	Kyle Ramachandran
	Title:	President and CFO

Signature Page to

First Amendment, Consent and Waiver to Loan, Security and Guaranty Agreement

Agent and LENDERs:

BANK OF AMERICA, N.A., as Agent and a Lender

By:/s/ Tanner J. Pump

Name:Tanner J. Pump

Title:Senior Vice President

Signature Page to

First Amendment, Consent and Waiver to Loan, Security and Guaranty Agreement

Woodforest national bank, as a Lender

By:/s/ Wesley Gerren

Name:Wesley Gerren

Title:Vice President

Signature Page to

First Amendment, Consent and Waiver to Loan, Security and Guaranty Agreement